Exhibit 24.1



                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               The undersigned does hereby make,
constitute and appoint David R. Birk and Raymond
Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities this Registration Statement, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has
executed this power of attorney this 25th day of August, 1995.



 s/ Joseph F. Caligiuri
Joseph F. Caligiuri, Director

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               The undersigned does hereby make,
constitute and appoint David R. Birk and Raymond
Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities this Registration Statement, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has
executed this power of attorney this     25th day of
August, 1995.



 s/  Sylvester D. Herlihy
Sylvester D. Herlihy
Senior Vice President, Secretary and Director

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               The undersigned does hereby make,
constitute and appoint David R. Birk and Raymond
Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities this Registration Statement, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has
executed this power of attorney this    26th day of
August, 1995.



 s/  Frederick S. Wood
Frederick S. Wood, Director

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               The undersigned does hereby make,
constitute and appoint David R. Birk and Raymond
Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities this Registration Statement, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has
executed this power of attorney this    26th day of
August, 1995.



 s/   Eleanor Baum
Eleanor Baum, Director

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               The undersigned does hereby make,
constitute and appoint David R. Birk and Raymond
Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities this Registration Statement, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has
executed this power of attorney this    29th day of
August, 1995.



 s/   Roy Vallee
Roy Vallee
President, Chief Operating Officer,
Vice Chairman of the Board and Director

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               The undersigned does hereby make,
constitute and appoint David R. Birk and Raymond
Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities this Registration Statement, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has
executed this power of attorney this 29th day of August, 1995.



 s/  Howard Stein
Howard Stein, Director



                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:


               The undersigned does hereby make,
constitute and appoint David R. Birk and Raymond
Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities this Registration Statement, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has
executed this power of attorney this    29th day of
August, 1995.


 s/   David Shaw
David Shaw, Director



                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               The undersigned does hereby make,
constitute and appoint David R. Birk and Raymond
Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities this Registration Statement, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has
executed this power of attorney this    31st day of
August, 1995.



 s/  Salvatore J. Nuzzo
Salvatore J. Nuzzo, Director

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               The undersigned does hereby make,
constitute and appoint David R. Birk and Raymond
Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities this Registration Statement, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has
executed this power of attorney this    31st day of
August, 1995.


 s/  Frederic Salerno
Frederic Salerno, Director

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               The undersigned does hereby make,
constitute and appoint David R. Birk and Raymond
Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities this Registration Statement, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has
executed this power of attorney this    27th day of
August, 1995.

 s/  Gerald J. Berkman
Gerald J. Berkman, Director

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               The undersigned does hereby make,
constitute and appoint David R. Birk and Raymond
Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities this Registration Statement, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has
executed this power of attorney this    29th day of
August, 1995.


 s/  Ehud Houminer
     Ehud Houminer, Director

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               The undersigned does hereby make,
constitute and appoint David R. Birk and Raymond
Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities this Registration Statement, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has
executed this power of attorney this   31st day of
August, 1995.


      s/ Keith Williams
     Keith Williams, Director